Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, James A. Dinsmore, Principal Executive Officer of Ellsworth Growth and Income Fund Ltd. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 5/29/2020	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

I, John C. Ball, Principal Financial Officer and Treasurer of Ellsworth Growth and Income Fund Ltd. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 5/29/2020	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer